EXHIBIT A 10.95

CENTRAL VERMONT PUBLIC SERVICE CORPORATION
STOCK OPTION PLAN FOR KEY EMPLOYEES

ARTICLE 1

Purpose and Establishment of the Plan

     Section 1.1 Central Vermont Public Service Corporation (the "Company") establishes this Stock Option Plan for Key Employees (the "Plan") with the intent of advancing the best interests of the Company and its wholly-owned subsidiaries by providing key employees who have substantial responsibility for corporate management and growth with additional incentives through the grant of options to purchase shares of the Company's Common Stock, $6.00 par value, (the "Common Stock"), thereby increasing the personal stake of such key employees in the continued success and growth of the Company and encouraging them to remain in the employ of the Company.

     Section 1.2 Effective May 2, 2000, the Company establishes a Plan as described herein. The Plan provides for the grant of stock options which are not intended to satisfy the requirements of Section 422 of the Internal Revenue Code of 1986, as amended from time to time (the "Code").

ARTICLE 2

Definitions

     For the purposes of the Plan, the following terms shall have the meanings provided herein:

     Section 2.1 "Board" means the Board of Directors of the Company.

     Section 2.2 "Code" means the Internal Revenue Code of 1986 as amended from time to time, and regulations and rulings under the Code.

     Section 2.3 "Committee" means the Compensation Committee of the Board or such other committee as may be appointed by the Board to administer the Plan; provided that the Committee shall consist of all non-employee directors as contemplated by Rule 16b-3 under the Exchange Act and outside directors under Section 162(m) of the Code.

     Section 2.4 "Company" means the Central Vermont Public Service Company and its wholly-owned subsidiaries or any successor thereto.

     Section 2.5 "Disability" means permanent and total disability as defined by the Company's benefits program for disability insurance coverage.

     Section 2.6 "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

     Section 2.7 "Fair Market Value" means the average of the high and low quoted selling price for a share of Common Stock as of any particular date as quoted in the Eastern Edition of the Wall Street Journal or in a similarly readily available public source on such date (or, if such date shall not be a business day, then the next preceding day which shall be a business day); or if no sale takes place, then the average of the bid and asked prices on such date.

     Section 2.8 "Option" means Stock Option.

     Section 2.9 "Optionee" means the person or persons who have the right to exercise the Option granted under this Plan.

     Section 2.10 "Participant" means the key employee covered under this Plan.

     Section 2.11 "Retirement" means attaining the same age as defined in the Pension Plan of Central Vermont Public Service Corporation and Its Subsidiaries.

     Section 2.12 "Share(s)" means the shares of the Company's Common Stock, $6.00 par value.

     Section 2.13 "Stock Option" means an option granted under the Plan to purchase Shares and which is intended not to qualify as an incentive stock option under Section 422 of the Code.

ARTICLE 3

Administration

     Section 3.1 (a) The Plan shall be administered by the Committee. The Committee shall have authority in its sole discretion, subject to and not inconsistent with the express provisions of the Plan, to administer the Plan and to exercise all the powers and authorities either specifically granted to it under the Plan or necessary or advisable in the administration of the Plan, including without limitation, authority to select the Participants to be granted Options, to determine the size and terms of the Options to be granted to each participant selected, to accelerate the vesting of any or all options, to waive any term or condition with respect to any or all options, to determine the time or times when the Options will be granted, the period or periods during which Options will be exercisable, and to prescribe the form of the agreements embodying Options granted under the Plan.

          (b) The Committee shall be authorized to interpret the Plan and establish, amend and rescind any rules and regulations relating to the Plan, and to make any other determinations which it believes necessary or advisable for the administration of the Plan. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any Option in the manner and to the extent the Committee deems necessary or desirable to carry it into effect.

          (c) In no event, however, shall the Committee have the right to grant dividend equivalents in respect of Options or to cancel outstanding Options for the purpose of replacing or regranting such Options with a purchase price that is less than the purchase price of the original Option.

          (d) The Committee shall maintain a written record of its proceedings. The Committee's determinations under the Plan need not be uniform and may be made selectively among Participants, whether or not such Participants are similarly situated. Any decision of the Committee in the administration of the Plan, as described herein, shall be final and conclusive and binding on all persons affected by the decision, including the Company, any Participant or Optionee or any person claiming any rights under the Plan from or through any Participant or Optionee. The Committee may delegate to one or more of its members or to any officer or officers of the Company such administrative duties under the Plan as the Committee may deem advisable.

ARTICLE 4

Eligibility and Participation

     Section 4.1 Options may be granted to key employees as the Committee may from time to time select. Any Participant shall be eligible to receive one or more Options subject to the limitation set forth in Article 5. In determining the persons to whom Options are to be granted and the number of Shares subject to each Option grant, the Committee shall take into consideration the person's present and potential contribution to the success of the Company and such other factors as the Committee may deem proper and relevant. For purposes of participation in the Plan, the term Company shall include any entity that is directly or indirectly controlled by the Company or any entity, including an acquired entity, in which the Company has a significant equity interest, as determined by the Committee.

ARTICLE 5

Limitations on Grants

     Section 5.1 There may be delivered under the Plan an aggregate number of Shares of not more than 350,000 Shares, subject to adjustment as provided in Section 5.2. The aggregate number of Shares that may be covered by Options granted to a single individual under the Plan shall not exceed 350,000 Shares. Shares delivered pursuant to the Plan may consist in whole or in part of authorized and unissued Shares or reacquired Shares and no fractional Shares shall be delivered under the Plan. Cash may be paid in lieu of any fractional Shares in the exercise of Options under the Plan. In the event that Options shall be forfeited or canceled, or Options shall terminate or expire without being exercised in whole or in part, new Options may be granted covering the Shares that were either not purchased and as such forfeited, canceled, terminated or expired. For purposes of this Section, the number of Shares deemed to be delivered under the Plan upon the exercise of an Option shall equal the number of Shares as to which the Option is exercised less the number of Shares tendered, if any, pursuant to Section 6.6. However, the number of Shares deemed exercised by the Optionee under the applicable Options(s) shall be the full number of Shares specified in the exercise notice required under Section 6.6.

     Section 5.2 In the event of any stock split, stock dividend, recapitalization, merger, consolidation, reorganization, combination or exchange of equity securities or other distribution (other than normal cash dividends) of the Company assets to stockholders, or any other similar change, any adjustment deemed appropriate by the Committee may be made by the Committee, including, but not limited to, the number of Shares which may be granted under the Plan, the number of Shares covered by an Option, the exercise price of an Option, or the type of security or other property covered by an Option. Any such adjustments shall be conclusive and binding for all purposes of the Plan. In the event of any merger, recapitalization, consolidation, reorganization, combination, or exchange of equity securities, the Committee may cancel any or all outstanding Options in exchange for a payment to the Optionee(s) equal to the excess of Fair Market Value of the Shares covered by each such Option over the aggregate exercise price of such Option.

ARTICLE 6

Terms and Conditions of Stock Options

     Section 6.1 An Option under the Plan shall be in such form as the Committee may from time to time approve. Each Option shall be subject to the terms and conditions provided in this Article 6 and shall contain such other or additional terms and conditions as the Committee may deem desirable, but in no event shall such terms and conditions be inconsistent with the Plan or require Options to comply with the provisions of the Code applicable to incentive stock options as described in Section 422 of the Code.

     Section 6.2 The purchase price per Share under an Option shall be determined by the Committee, but may not be less than 100 percent of the Fair Market Value of a Share on the date the Option is granted; provided however, that in the case of any Option granted hereunder prior to both shareholder approval and authorization by the Vermont Public Service Board contemplated by Article 8 hereof, for the purpose of determining the purchase price per Share, such Option shall be deemed to have been granted on the date of the earlier to occur of such approval and authorization. In the event any awards are granted hereunder following shareholder approval, but prior to authorization by the Vermont Public Service Board, for the purposes of determining the purchase price per Share such Option will be determined to have been granted on the date the Option shall be deemed to have been granted by the Committee.

     Section 6.3 The period during which an Option may be exercised shall be fixed by the Committee; provided, that no Option shall be exercisable after the expiration of ten years from the date such Option is granted.

     Section 6.4 An Optionee's Options shall expire three months after the termination of the Optionee's employment for any reason other than death, Disability, or Retirement and shall be limited to the Shares which could have been purchased by the Optionee at the date of termination of employment.

     Section 6.5 (a) Upon the termination of an Optionee's employment by reason of death, Disability, or Retirement, Options held on the termination date by such Optionee shall be exercisable, irrespective of whether the Options were fully exercisable on that date. The Optionee's Options shall expire unless exercised within one year from the date of such termination of employment.

          (b) The Committee may, at any time on or before the termination of the exercise period of an Optionee's Options, extend the exercise period for any Optionee whose employment has terminated due to death, Disability, Retirement, or other good cause. If so extended, the term of the exercise period shall expire on the date specified by the Committee, which date shall be no later than the date which is ten years following the date of the Participant's termination of employment. In no event may the term of an Option including extensions, exceed the term set forth in Section 6.3 above.

     Section 6.6 An Option may be exercised in whole or in part from time to time during the Option period (or, if determined by the Committee, in specified installments during the Option period) by giving written notice of exercise to the Secretary of the Company specifying the number of Shares to be purchased. Notice of exercise of an Option must be accompanied by payment in full of the purchase price either by cash or such other method as may be permitted by the Committee, including but not limited to (i) personal check, (ii) tendering (either actually or by attestation) Shares owned by the Optionee at least six months having a Fair Market Value at the date of exercise equal to such purchase price, (iii) a third-party exercise procedure, or (iv) in a combination of the foregoing. An Optionee shall have the rights of a shareholder only with respect to Shares for which certificates have been issued to such person.

     Section 6.7 (a) As a condition to the delivery of any Shares pursuant to the exercise of an Option, the Committee may require that the Optionee, at the time of such exercise, pay to the Company an amount to satisfy any applicable tax withholding obligation or such greater amount of withholding as the Committee shall determine from time to time, or the Committee may take such other action as it may deem necessary to satisfy any such withholding obligations.

          (b) The Committee, in its sole discretion, may permit or require an Optionee to satisfy all or a part of the tax withholding obligations incident to the exercise of an Option by having the Company withhold a portion of the Shares that would otherwise be issuable to the Optionee. Such Shares shall be valued based on their Fair Market Value on the date the tax withholding is required to be made. Any such Share withholding with respect to an Optionee subject to Section 16(a) of the Exchange Act shall be subject to such limitations as the Committee may impose to comply with the requirements of Section 16 of the Exchange Act.

ARTICLE 7

General Provisions

     Section 7.1 Each grant under the Plan shall be subject to the requirement that if the Committee shall determine, at any time, that: (a) the listing, registration or qualification of the Shares subject or related thereto upon any securities exchange or under any state or federal law, or (b) the consent or approval of any governmental regulatory body, or (c) an agreement by the Participant with respect to the disposition of Shares is necessary or desirable as a condition of, or in connection with, the granting or the issuance or purchase of Shares thereunder, such grant may not be consummated in whole or in part unless such listing, registration, qualification, consent, approval or agreement shall have been effected or obtained free of any conditions not acceptable to the Committee.

     Section 7.2 Subject to the terms of the Plan, the Committee may modify outstanding grants under the Plan or accept the surrender of outstanding grants and make new grants in substitution for them. Notwithstanding the foregoing, no modification of any grant shall adversely alter or impair any rights or obligations of the Participant without the Participant's consent.

     Section 7.3 Any grant under the Plan may be canceled at any time with the consent of the Participant and a new grant may be provided to such Participant in lieu thereof.

     Section 7.4 Shares distributed pursuant to the Plan shall be made available from authorized but unissued shares or from shares purchased or otherwise acquired by the Company, as shall be determined from time to time by the Committee.

     Section 7.5 Unless the Committee determines otherwise pursuant to Section 5.2, Participants under the Plan, unless otherwise provided by the Plan, shall have no rights as shareholders by reason thereof unless and until certificates for shares of stock are issued to them.

     Section 7.6 Except as expressly provided in the Plan, no grant of Options shall be transferable except by will or the laws of descent and distribution. During the lifetime of the Optionee, except as expressly provided in the Plan, grants under the Plan shall be exercisable only by such Optionee or by the guardian or legal representative of such Optionee.

     Section 7.7 Determinations by the Committee under the Plan (including without limitation, determinations of the persons to receive grants, the form, amount and timing of such grants, and the terms, conditions and provisions of such grants and the agreements evidencing the same) need not be uniform and may be made by it selectively among persons who receive or are eligible to receive grants under the Plan, whether or not such persons are similarly situated.

     Section 7.8 No employee or other person shall have any claim or right to be granted Options under the Plan. Neither the Plan nor any action taken hereunder shall be construed as giving any Participant any right to be retained in the employ of the Company or any subsidiary or affect any right of the Company or any subsidiary to terminate any Participant's employment.

     Section 7.9 At the time of grant and by accepting any grant of Options under the Plan, each Participant and each person claiming through such Participant shall be conclusively deemed to have indicated such Participant's acceptance and ratification of, and consent to, any action taken under the Plan by the Company, the Board, or the Committee.

     Section 7.10 The Plan shall become effective as of May 2, 2000 subject to approval by stockholders at the Company's Annual Meeting of Stockholders. No grant may be given under the Plan after May 2, 2005, but grants theretofore granted may extend beyond such date.

     Section 7.11 The Plan may be amended at any time and from time to time by the Board and without the approval of shareholders of the Company, except that no amendment which increases the aggregate number of shares which may be delivered pursuant to the Plan or which, in the absence of shareholder approval, would cause the Plan not to comply with the Exchange Act or Section 162(m) of the Code shall be effective unless and until the same is approved by the shareholders of the Company. No amendment of the Plan shall materially adversely affect any of the rights or obligations of any person, without such person's written consent under an Option granted under the Plan.

     Section 7.12 The Plan shall terminate upon the earlier of the following dates or events to occur:

          (a) upon the adoption of a resolution of the Board terminating the Plan; or

          (b) May 2, 2005.

     After termination of the Plan, no Options may be granted. No termination of the Plan shall materially adversely affect any of the rights or obligations of any person, without such person's written consent, under any Option theretofore granted under the Plan.

     Section 7.13 The Plan shall be submitted to the shareholders of the Company for approval. Shares may not be delivered under the Plan unless and until such delivery is authorized by the Vermont Public Service Board. Options may be granted hereunder prior to such approval and authorization but shall be contingent upon obtaining such approval and authorization. The shareholders of the Company shall be deemed to have approved the Plan only if it is approved at a meeting of the shareholders duly held by vote taken in the manner required by the laws of the State of Vermont.

     Section 7.14 The provisions of the Plan shall take precedence over any conflicting provision contained in an Option. The Plan shall be governed by and construed in accordance with the laws of the State of Vermont. If any term or provision of the Plan is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the term and provisions will remain in full force and effect and will in no way be affected, impaired or invalidated.

ARTICLE 8

Change in Control

     Section 8.1 Notwithstanding anything herein to the contrary, if a Change in Control of the Company occurs, then all Stock Options (other than those held by Optionees whose employment has terminated) shall become fully exercisable as of the date such Change in Control occurred.

     For purposes of the Plan, a Change in Control of the Company shall be deemed to have occurred if the conditions set forth in any one of the following paragraphs shall have been satisfied:

          (i) the acquisition, directly or indirectly, of securities of the Company representing 20% or more of the combined voting power of the Company's then outstanding securities by any third person including a "Group" as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934; or

          (ii) a change in the membership of the Board of Directors over a period of two consecutive years in which the members of the Board at the beginning of the period cease for any reason to be at least two-thirds of the Board at the end of the period provided, however, that any new director (other than a new director who was nominated by a person who has expressed an intent to effect a Change in Control or engage in a proxy or other control contest) whose appointment or nomination for election was approved or recommended by a majority of the directors in office at the beginning of such two-year period shall be deemed to have been a director at the beginning of the two-year period; or

          (iii) the acquisition by a third person either directly or indirectly, of the right to own, control or hold with power to vote 10% or more of the outstanding voting securities of the Company, if immediately subsequent to the acquisition of the Company's voting securities by such third person: (a) such third person shall be a "public utility holding company" within the meaning of the 1935 Act, whether or not exempt from registration thereunder, or (b) the Company shall be in danger of losing its exemption under the 1935 Act or shall otherwise be required to register under the 1935 Act; or

          (iv) the consummation of a reorganization, merger or consolidation, other than a reorganization, merger or consolidation following which the individuals and entities that were the beneficial owners of the outstanding voting securities of the Company immediately prior to such reorganization, merger or consolidation, beneficially own, directly or indirectly, more than 60% of the outstanding voting securities of the Company resulting from such reorganization, merger or consolidation, in substantially the same proportions as their ownership immediately prior to such reorganization, merger or consolidation; or

          (v) the consummation of (i) a complete liquidation or dissolution of the Company or (ii) the sale or other disposition in one transaction or a series of related transactions of all or substantially all of the assets of the Company, as determined by the Board of Directors, other than a sale or other disposition to a company, which following such sale or other disposition, the individuals and entities that were the beneficial owners of the outstanding voting securities of the Company immediately prior to such sale or other disposition, beneficially own, directly or indirectly, more than 60% of the outstanding voting securities of such company in substantially the same proportions as their ownership in the Company, immediately prior to such sale or other disposition.